DWS VARIABLE SERIES I

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:

                             ----------------------

                             DWS Capital Growth VIP


The following information replaces information in "The Portfolio's Main Investment Strategy" section of the portfolio's prospectuses:

The portfolio seeks to provide long-term growth of capital.

The portfolio normally invests at least 65% of total assets in equities, mainly common stocks of US companies. Although the portfolio can invest in companies of any size, it intends to invest primarily in companies whose market capitalizations are similar in size to the companies in the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000(R) Growth Index (as of December 31, 2008, the S&P 500 Index and the Russell 1000(R) Growth Index had median market capitalizations of $6.4 billion and $3.3 billion, respectively). The portfolio may also invest in other types of equity securities, such as preferred stocks or convertible securities.

In choosing stocks, the portfolio managers begin by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. The portfolio managers also apply fundamental techniques to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.

The portfolio managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.













               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
March 4, 2009
VS-3620